Exhibit 10.7
NEWPARK RESOURCES, INC.
NON-STATUTORY STOCK OPTION AGREEMENT
     This NON-STATUTORY STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of May 18, 2006 (hereinafter referred to as the “Date of Grant”), by and between NEWPARK RESOURCES, INC., a Delaware corporation (the “Company”), and SEAN MIKAELIAN (“Optionee”), with reference to the following facts:
     A. On May 18, 2006, Optionee and the Company entered into an employment agreement (the “Employment Agreement”), under which Optionee was elected and accepted employment as the President of a business unit of the Company. Terms used in this Agreement that are defined in the Employment Agreement and not otherwise defined herein shall have the meanings attributed to them in the Employment Agreement.
     B. As an inducement for Optionee to accept employment with the Company, the Company agreed in the Employment Agreement, among other things, to grant to Optionee, without further payment, the right and option (the “Option”) to purchase from the Company all or any part of an aggregate of 25,000 shares of its common stock, subject to vesting over a three-year period. This Agreement and the Employment Agreement set forth the agreement between the Company and Optionee with respect to the issuance, vesting and exercise of the Option.
     NOW, THEREFORE, the parties agree as follows:
     1. Grant of Option.
          The Company hereby grants to Optionee the Option to purchase all or any part of an aggregate 25,000 shares of Common Stock (each an “Option Share”) of the Company on the terms and conditions set forth in this Agreement.
     2. Purchase Price.
          The purchase price (the “Exercise Price”) of each Option Share shall be $5.75.
     3. Option Period.
          The Option shall commence on the Date of Grant and shall expire, and all rights to purchase the Option Shares shall terminate at the close of business on the day immediately preceding the tenth anniversary of the Date of Grant, unless terminated earlier as provided in this Agreement. The Option shall not be exercisable until all legal requirements in connection with the Option have been fully complied with. Subject to the foregoing, the Option shall be exercisable during its term as to one-third of the Option Shares during the twelve months beginning on the first anniversary of the Date of Grant; (b) as to an additional one-third of the Option Shares on the second anniversary of the Date of Grant; and (c) as to the remaining one-third of the Option Shares on the third anniversary of the Date of Grant; provided, however, that, if Optionee shall not in any one exercise period purchase all of the Option Shares which Optionee is entitled to purchase in such period, Optionee may purchase all or any part of such

Option Shares at any time after the end of such period and prior to the expiration of the Option. Notwithstanding the foregoing, if Optionee is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Option shall not be exercisable until at least six months and one day from the Date of Grant.
     4. Exercise of Option.
          4.1 The Option shall be exercised by delivering this Agreement for endorsement to the Company, at its principal office, attention of the Corporate Secretary, together with a Notice and Agreement of Exercise in the form attached hereto indicating the number of Option Shares Optionee wishes to purchase and full payment of the Exercise Price of such shares. In no event shall the Company be required to issue or transfer fractional shares.
          4.2 Payment for Option Shares may be made in cash, by cashier’s or certified check or by delivery to the Company of shares of Common Stock, duly assigned to the Company by a stock power with signatures guaranteed as provided on the back of the stock certificate. The value of each share delivered in payment of the Exercise Price of Option Shares shall be the fair market value (“Fair Market Value”) of the Common Stock on the date such shares are delivered. The Fair Market Value of a share of the Common Stock on any date shall be equal to the closing price of the Common Stock for the last preceding day on which the Company’s shares were traded, and the method for determining the closing price shall be determined by the Board of Directors (the “Board”) of the Company or a duly authorized committee thereof, and the Board or such committee are sometimes referred to herein as the “Committee.”
     5. Employment of Optionee.
          5.1 Except as otherwise provided in paragraph 6 of this Agreement, Optionee may not exercise the Option unless, at the time of exercise, Optionee is an employee of the Company or a parent or a subsidiary thereof and has been in the employ of the Company or a parent or a subsidiary thereof continuously since the Date of Grant.
          5.2 Nothing contained herein shall be construed to impose upon the Company or upon any parent or subsidiary thereof any obligation to employ Optionee for any period or to supersede or in any way alter, increase or diminish the respective rights and obligations of the Company or any parent or subsidiary thereof and Optionee under any employment contract now or hereafter existing between them.
     6. Termination of Employment.
          6.1 If the employment of Optionee with the Company or a subsidiary shall terminate because of Total Disability or death, unless otherwise provided by the Committee, (a) the Option, to the extent then presently exercisable, shall remain in full force and effect and may be exercised pursuant to the provisions hereof, including expiration at the end of the fixed term hereof, and (b) the Option, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.
          6.2 If the employment of Optionee with the Company or a subsidiary is terminated by the Company without Cause or by the Optionee for Good Reason, in either case occurring during the Employment Term, the Option, whether or not then exercisable, shall become exercisable to purchase all of the Option Shares underlying the Option and shall remain in full force and effect and may be exercised pursuant to the provisions hereof, including expiration at the end of the fixed term hereof.
          6.3 If the employment of Optionee with the Company or a subsidiary shall terminate for any reason other than the reasons set forth in paragraphs 6.1 and 6.2 hereof, unless otherwise provided by the Committee, (a) the Option, to the extent then presently exercisable, shall remain in full force and effect and may be exercised pursuant to the provisions hereof, including expiration at the end of the fixed term hereof, and (b) the Option, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.
     7. Securities Laws Requirements.
          7.1 The Option shall not be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other requirements of law or any regulatory bodies having jurisdiction over such exercise or issuance and delivery, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), for the issuance of the Option and the Option Shares, but there may be times when no such Registration Statement will be currently effective. Exercise of the Option may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If the Option would expire for any reason except the end of its term during such a suspension, then if exercise of the Option is duly tendered before its expiration, the Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of the Option Shares.
          7.2 Upon each exercise of the Option, Optionee shall represent, warrant and agree, by the Notice and Agreement of Exercise delivered to the Company, that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws, (b) if Optionee is subject to the reporting requirements under Section 16(a) of the Exchange Act, Optionee will furnish to the Company a copy of each Form 4 or Form 5 filed by Optionee and will timely file all reports required under federal securities laws, and (c) Optionee will report all sales of Option Shares to the Company in writing on the form prescribed from time to time by the Company. All Option Share certificates may be imprinted with legend conditions reflecting federal and state securities law restrictions and conditions and the Company may comply therewith and issue “stop transfer” instructions to its transfer agents and registrars without liability.
     8. Transferability of Option.
          The Option (a) shall be transferable by Optionee only to (i) Optionee’s Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of Optionee’s

Immediate Family Members, (iii) a corporation, partnership, limited partnership or limited liability company in which no persons or entities other than Optionee and Optionee’s Immediate Family Members have beneficial interests, or (iv) such other persons or entities as the Committee may specifically approve, on a case-by-case basis, and (b) shall be exercisable by any such transferees. As used herein, Immediate Family Members means the spouse, children (including step-children and adopted children) or grandchildren of the Optionee. Unless the Committee shall determine otherwise in its sole discretion, any Option so transferred may not be further transferred by the transferees thereof except by will or the laws of descent and distribution or pursuant to a “qualified domestic relations order”, as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding any transfer permitted in accordance with the foregoing provisions, a transferred Option shall continue to be subject to the same terms and conditions as were applicable immediately before such transfer (other than permitting the Option to be exercised by a permitted transferee), including but not limited to the provisions of this Agreement governing (x) the exercise of the Option, (y) the termination of the Option at the expiration of its term or following termination of the employment of Optionee and (z) the payment of withholding taxes. Except as specifically provided above, the Option shall be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and shall be exercisable during Optionee’s lifetime only by Optionee or by Optionee’s legal representative. If Optionee is subject to the reporting requirements of Section 16(a) of the Exchange Act at the time of a proposed transfer, the Option shall be transferable only if such transferability or transfer would not cause the Option to fail to qualify for the exemption provided for in Rule 16b-3 under the Exchange Act, as determined by the Committee in its sole and absolute discretion. Notwithstanding the foregoing, the Option shall not be assignable by operation of law and shall not be subject to attachment, execution, garnishment, sequestration, the law of bankruptcy or any other legal or equitable process. Any attempted assignment, transfer, pledge, hypothecation or other disposition contrary to the provisions of this Agreement, and the levy of any execution, attachment or similar process thereupon, shall be null and void and without effect.
     9. Changes in Capitalization.
          9.1 The number and class of shares subject to the Option, the Exercise Price (but not the total price), and the minimum number of shares as to which the Option may be exercised at any one time, shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or stock dividends exceeding a total of two and one-half percent (2.5%) for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the Option, Optionee shall receive the number and class of shares Optionee would have received had Optionee been the holder of the number of shares of Common Stock for which the Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company.
          9.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10% of the Company’s assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for the Option Shares then remaining under the Option, as if Optionee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.
     10. Relationship to Other Employee Benefit Plans.
          The Option shall not be deemed to be salary or other compensation to Optionee for purposes of any pension, thrift, profit sharing, stock purchase or other employee benefit plan now maintained or hereafter adopted by the Company.
     11. Subsidiary.
          The term “subsidiary” as used herein, shall mean each corporation which is a “subsidiary corporation” of the Company, within the definition contained in Section 424(f) of the Code. Unless the context indicates otherwise, references to the Company shall include all subsidiaries of the Company and any parent it may have in the future.
     12. Privileges of Ownership.
          Optionee shall not have any of the rights of a stockholder with respect to the Option Shares except to the extent that share certificates have actually been issued and registered in Optionee’s name on the books of the Company or its registrar upon the due exercise of the Option. The Company shall be allowed a reasonable time following notice of exercise in which to accomplish the issuance and registration.
     13. Notices.
          Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Corporate Secretary at 3850 North Causeway Boulevard, Suite 1770, Metairie, Louisiana 70002, and any notice to be given to Optionee shall be addressed to Optionee at the address appearing on the employment records of the Company, or at such other address or addresses as either party may hereafter designate in writing to the other. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope, addressed as herein required and deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States Government.
     14. Withholding Taxes.
          The Company shall have the right at the time of exercise of the Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (“Tax Liability”), to ensure the payment (through withholding from Optionee’s salary or the Option Shares or otherwise as the

Company shall deem in its sole and conclusive discretion to be in its best interests) of any such Tax Liability.
     15. Number and Gender.
          Terms used herein in any number or gender include other numbers or genders, as the context may require.
     16. Counterparts.
          This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     17. Governing Law.
          This Agreement and performance under it, shall be construed in accordance with and under the laws of the State of Delaware. Should a court or other body of competent jurisdiction determine that any term or provision of this Agreement is excessive in scope, such term or provision shall be adjusted rather than voided and interpreted so as to be enforceable to the fullest extent possible, and all other terms and provisions of this Agreement shall be deemed valid and enforceable to the fullest extent possible.
     IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement as of the Date of Grant.

“OPTIONEE”	“COMPANY”

NEWPARK RESOURCES, INC.

/s/ Sean Mikaelian
(Signature)

Sean Mikaelian	By	/s/ Paul Howes
(Print Name)		Name: Paul Howes Title: CEO & President

NEWPARK RESOURCES, INC.
NOTICE AND AGREEMENT OF EXERCISE
OF NON-STATUTORY STOCK OPTION
                             ,
     I hereby exercise my Newpark Resources, Inc., Non-Statutory Stock Option dated May 18, 2006, as to                      shares of Newpark Resources, Inc. common stock, $.01 par value (the “Option Shares”).
     Enclosed are the documents and payment specified in paragraph 4 of my Option Agreement. I understand that no Option Shares will be issued and delivered to me unless and until any applicable registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and any applicable requirements of law or any regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with. I hereby represent, warrant and agree, to and with Newpark Resources, Inc. (the “Company”), that:
     a. The Option Shares are being acquired for my account, and no other person (except, if I am married, my spouse) will own any interest therein.
     b. I will not sell or dispose of my Option Shares in violation of the Securities Act or any other applicable federal or state securities laws.
     c. The Company may, without liability, place legend conditions upon the Option Shares and issue “stop transfer” restrictions requiring compliance with applicable securities laws and the terms of my Option Agreement.
     d. So long as I am subject to reporting requirements under Section 16(a) of the Securities Exchange Act of 1934, I will furnish to the Company a copy of each Form 4 filed by me and will timely file all reports required under the federal securities laws.
     e. I will report to the Company all sales of Option Shares on the form prescribed from time to time by the Company.
     The Option Shares specified above are to be issued in the following registration (husband and wife will be shown to be joint tenants unless I state that the Option Shares will be held as community property or as tenants in common):

(Print your name)	(Signature)

(Option — Print name of spouse if
you wish joint registration)

Address: